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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                            ------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2007 (July 31, 2007)


                        EAGLE ROCK ENERGY PARTNERS, L.P.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                     001-33016                 68-0629883
--------------------------------      -------------         --------------------
(State or other jurisdiction of        Commission             (I.R.S. Employer
 incorporation or organization)        File Number           Identification No.)


     16701 Greenspoint Park Drive,
              Suite 200
            Houston, Texas                                           77060
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)

                                 (281) 408-1200
                                 ---------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

EAC Acquisition
---------------

     On July 31, 2007, Eagle Rock Energy Partners, L.P., a Delaware limited partnership ("Eagle Rock"), completed the acquisition of Escambia Asset Co., LLC and Escambia Operating Company, LLC from AmGu Holdings, LLC, a company owned by unrelated private equity funds, for an aggregate purchase price of $240.5 million including working capital adjustments, comprised of approximately $224.0 million in cash and 689,857 in Eagle Rock common units (the "EAC Acquisition").

     As previously announced the assets conveyed in this transaction include 33 operated wells in Escambia County, Alabama with net production of 3,300 Boepd and proved reserves of 12.2 MMBoe, of which 89% is proved developed producing. The transaction also includes two treating facilities with 100 MMcfd of capacity, one natural gas processing plant with 40 MMcfd of capacity and related gathering systems.

Redman Acquisition
------------------

     On July 31, 2007, Eagle Rock completed the acquisition of Redman Energy Holdings, L.P., Redman Energy Holdings II, L.P. (Natural Gas Partners VII, L.P. and Natural Gas Partners VIII, L.P. portfolio companies, respectively) and certain assets owned by NGP Income Co-Investment Opportunities Fund II, L.P. (a Natural Gas Partners affiliate) (collectively, "Redman") for a total purchase price of $189.7 million including working capital adjustments, consisting of $83.8 million in cash and 4,428,333 in Eagle Rock common units (the "Redman Acquisition").

     The assets subject to this transaction include 76 operated and 95 non-operated wells mainly located in East and South Texas with a net production of 1,810 Boepd and combined proved reserves of 8.3 MMBoe, of which 78% is proved developed producing.

     One or more Natural Gas Partners private equity funds directly or indirectly owns a majority of the equity interests in Eagle Rock and Redman. Because of the potential conflict of interest between the interests of Eagle Rock Energy G&P, LLC (the "Company") and the public unitholders of Eagle Rock, the Board of Directors of the Company (the "Board") authorized the Company's Conflicts Committee to review, evaluate, and, if determined appropriate, approve the Redman Acquisition. The Conflicts Committee, consisting of independent directors of the Company, determined that the Redman Acquisition was fair and reasonable to Eagle Rock and its public unitholders and recommended to the Board that the transaction be approved and authorized. In determining the purchase consideration for the Redman Acquisition, the Board considered the valuation of the properties involved in the transaction, the valuation of the units to be offered as consideration in the transaction, and the cash flow of Redman.

     A press release issued by Eagle Rock on July 31, 2007, announcing the completion of the EAC Acquisition, the Redman Acquisition and the Offering described in Item 3.02, is attached hereto as Exhibit 99.1, but is not considered "filed" as part of this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

     On July 31, 2007, Eagle Rock completed the sale of 9,230,770 common units (the "Offering") to several institutional purchasers in a private offering exempt from registration pursuant to Section 4(2) and Regulation D (Rule 506) under the Securities Act of 1933, as amended. The units were purchased at a price of $22.10 per unit resulting in gross proceeds of $204,000,017. The proceeds from the Offering were used to partially fund the cash portion of the purchase price of the EAC Acquisition and the Redman Acquisition.

Item 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

     Eagle Rock has determined that the EAC Acquisition involves the acquisition of a business that is significant in accordance with Rule 11-01(b) of Regulation S-X. The financial statements required in connection with the EAC Acquisition described in Item 2.01 will be filed by amendment to this report within seventy-one (71) days of the date this report on Form 8-K is required to be filed.

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     Eagle Rock has determined that the Redman Acquisition results in Eagle Rock having completed multiple insignificant business acquisitions since December 31, 2006, the date of Eagle Rock's most recent audited balance sheet, which have an aggregate impact exceeding 50% of one of the conditions described in Rule 1-02(w) of Regulation S-X. The financial statements required under Rule 3-05(b) of Regulation S-X will be filed by amendment to this report within seventy-one
(71) days of the date this report on Form 8-K is required to be filed.

     (b)  Pro Forma Financial Information.

     The pro forma financial information required in connection with the EAC Acquisition described in Item 2.01 will be filed by amendment to this report within seventy-one (71) days of the date this report on Form 8-K is required to be filed.

     The pro forma financial information required in connection with the completion of multiple insignificant acquisitions will be filed by amendment to this report within seventy-one (71) days of the date this report on Form 8-K is required to be filed.

     (d)  Exhibits.

Exhibit No.        Description of Document
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99.1               Press Release dated July 31, 2007.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             EAGLE ROCK ENERGY PARTNERS, L.P.

                             By: Eagle Rock Energy GP, L.P., its general partner

                             By: Eagle Rock Energy G&P, LLC, its general partner


Date: August 6, 2007             By: /s/ Joseph A. Mills
                                     -------------------------------------------
                                     Joseph A. Mills
                                     Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.        Description of Document
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99.1               Press Release dated July 31, 2007.